HILLIARD LYONS
                               [GRAPHIC OMITTED]


                                  SENBANC FUND

                                  SENBANC

                                   PROSPECTUS
                                OCTOBER 28, 2002
                                 AS REVISED ON
                                 APRIL 1, 2003


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                    DETERMINED IF THIS PROSPECTUS IS TRUTHFUL
                     AND COMPLETE. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                          NOT FDIC      MAY LOSE VALUE
                           INSURED     NO BANK GUARANTEE








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                                  SENBANC FUND
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                                 PRIVACY POLICY


o We do not sell, rent or otherwise provide customer information to outside companies so they can market non-financial services to you.

o When we identify a special opportunity that can be of benefit to you, we may enter into a joint marketing agreement with a financial institution to offer financial products such as credit cards or insurance. We give you the right to request that we not share your information under these circumstances.

o Within the family of PNC companies, we share information in order to provide you with a variety of benefits. You have the right to limit the sharing of certain financial profile and third party information within the PNC family of companies.

                       THIS IS NOT PART OF THE PROSPECTUS.

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                                        i
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                                  SENBANC FUND
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

                     --------------------------------------------------------------------------------------
TABLE OF CONTENTS    SENBANC FUND SUMMARY ................................................................1

                     SENBANC FUND ........................................................................5
                        Investment Objective and Principal Types of Investments ..........................5
                        Investment Philosophy ............................................................6
                        Main Risks .......................................................................7
                        Other Types of Investments and Considerations ....................................9

                     MANAGEMENT OF THE FUND ..............................................................9
                        Advisor ..........................................................................9
                        Portfolio Manager ...............................................................10

                     SHAREHOLDER INFORMATION ............................................................10
                        Net Asset Value .................................................................10
                        How to Buy Shares ...............................................................11
                        How to Sell (Redeem) Shares .....................................................13
                        Dividends, Distributions and Taxes ..............................................14

                     DISTRIBUTION ARRANGEMENTS ..........................................................16
                        Distribution Agreement ..........................................................16
                        Sales Charges ...................................................................16
                        Distribution Plan ...............................................................19

                     FINANCIAL HIGHLIGHTS ...............................................................20

                     FOR MORE INFORMATION .......................................................Back Cover
                     --------------------------------------------------------------------------------------


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                                       ii
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                                  SENBANC FUND
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SUMMARY                    INVESTMENT OBJECTIVE

                           The Senbanc Fund (the "Fund") seeks long-term capital appreciation.


                           MAIN INVESTMENT STRATEGIES

                           Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least fifty percent (50%) of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks and bank holding companies that receive at least fifty percent (50%) of their income through their bank subsidiaries, as well as regional and money center banks. The Fund generally invests in equity securities of Banks that have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

                           Hilliard Lyons Research Advisors (the "Advisor"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") and the investment advisor to the Fund, uses a value investment style for the Fund. The Advisor seeks to identify the most undervalued Banks by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well- managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.


                           MAIN RISKS OF INVESTING

                           Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. You could lose money by investing in the Fund. Your investment in the Fund is subject to the following main risks:

                           Market Risk:      The Fund is designed for long-term
                                             investors who can accept the risks
                                             of investing in a portfolio with
                                             significant holdings of equity
                                             securities. Equity securities tend
                                             to be more volatile than other
                                             investment choices, such as debt
                                             and money market instruments. The
                                             value of your investment may
                                             decrease in response to overall
                                             stock market movements or the value
                                             of individual securities held by
                                             the Fund.




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                                        1

                                 SENBANC FUND
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                           Industry Concentration    Because the Fund
                            Risk: concentrates in a single industry (banking), its performance is largely dependent on that specific industry's performance, which may differ in direction and degree from that of the overall stock market. Volatile interest rates or deteriorating economic conditions can adversely affect the banking industry and, therefore, the performance of the equity securities of
                                                     Banks.


                           Portfolio Management      The skill of the Advisor
                            Risk:                    will play a significant
                                                     role in the Fund's ability
                                                     to achieve its investment
                                                     objective.


                           Smaller and Medium-Sized  Investment in smaller and
                            Company Risk:            medium-sized companies
                                                     involves greater risk than
                                                     investment in larger, more
                                                     established companies. The
                                                     equity securities of
                                                     smaller and medium-sized
                                                     companies often fluctuate
                                                     in price to a greater
                                                     degree than equity
                                                     securities of larger, more
                                                     mature companies. In
                                                     addition, such companies
                                                     may have more limited
                                                     financial resources and
                                                     less liquid trading markets
                                                     for their securities.


                           Nondiversification        This is a nondiversified
                            Risk:                    fund; compared to other
                                                     funds, the Fund may invest
                                                     a greater percentage of its
                                                     assets in a particular
                                                     issuer or a small number of
                                                     issuers. As a consequence,
                                                     the Fund may be subject to
                                                     greater risks and larger
                                                     losses than diversified
                                                     funds.


PERFORMANCE                 The performance information shown below provides an
                            indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a relevant, broad-based benchmark, the S&P 500, as well as a bank-related benchmark. Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown.
                            The return assumes that all dividends and capital gains distributions have been reinvested in new shares of the Fund. The Fund's past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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                                        2
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                                  SENBANC FUND
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                                 ANNUAL RETURNS






                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF PLOT POINTS IN PRINTED GRAPHIC


                             16.46%          20.65%
                              2000            2001

                                PERFORMANCE YEAR

                       BEST QUARTER            WORST QUARTER
                       ------------            -------------
                          13.81%                  (2.52)%
                   (September 30, 2000)      (March 31, 2000)

            YEAR TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 9.98%



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01                                  1 YEAR   SINCE INCEPTION*
------------------------------------------------------                     ---------------------------
Before Taxes                                                                     20.65%        10.93%
After Taxes on Distributions**                                                   18.27%         9.50%
After Taxes on Distributions and Sale of Fund Shares**                           13.96%         8.37%
(1) Nasdaq Bank Index (reflects no deduction for fees, expenses or taxes)        12.54%         8.41%
(2) S&P 500 Index (reflects no deduction for fees, expenses or taxes)          (11.89)%       (6.39)%

(1) The Nasdaq Bank Index is an unmanaged index of unlisted banks. The index returns assume reinvestment of all dividends.
(2) The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends.
*    The Fund's inception was on July 8, 1999.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


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                                        3
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                                  SENBANC FUND
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

FEES &                     INVESTOR EXPENSES
EXPENSES
                           The table below describes the fees and expenses that
                           you may pay if you buy and hold shares of the Fund.
                           Shareholder fees are paid directly from your account.
                           Annual Fund operating expenses are paid out of the
                           Fund's assets and are reflected in the Fund's share
                           price and dividends; therefore, such expenses are
                           paid indirectly by shareholders.

                           SHAREHOLDER FEES (fees paid directly from your account)
                             Maximum Sales Charge (load) Imposed on
                             Purchases
                                (as a percentage of offering price) ..................................      2.25%(1)
                             Maximum Deferred Sales Charge (load) ....................................      None(2)
                             Maximum Sales Charge (load) Imposed on Reinvested
                                Dividends and Other Distributions ....................................       None
                             Redemption Fee ..........................................................       None
                             Exchange Fee ............................................................       None
                           ANNUAL FUND OPERATING EXPENSES (expenses that are paid
                            out of the Fund's assets)
                             Management Fees .........................................................      0.60%
                             Distribution (12b-1) Fees(3) ............................................      0.44%
                             Other Expenses ..........................................................      0.97%
                                                                                                          ------
                             Total Annual Fund Operating Expenses(4) .................................      2.01%
                                                                                                          ------

                           (1) The Fund has a maximum front-end sales charge of 2.25%; however, cumulative investments of at least $500,000 over thirteen (13) months will be assessed a sales charge of 1.75% and Cumulative investments of at least $1,000,000 over thirteen (13) months will not be assessed a sales charge. For more detailed information, refer to the section of this Prospectus titled "Distribution Arrangements."

                           (2) Purchases of $ 1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments, in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive, of reinvested dividends and capital gain distributions) or the total cost of such shares.

                           (3) Amount represents the actual distribution fees incurred for the fiscal year ended June 30, 2002. The Trustees have authorized a payment up to .60% of the Fund's average daily net assets annually.

                           (4) After waivers and reimbursements, the Fund's actual annual operating expenses were 1.75% for the fiscal year ended June 30, 2002. The Advisor has agreed to voluntarily cap the Fund's total annual operating expenses at 1.75% of the Fund's average daily net assets indefinitely. The Advisor may terminate the voluntary cap upon notice to the Board of Trustees.


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                                        4
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                                  SENBANC FUND
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                           EXAMPLE

                           This hypothetical example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that:

                               o  You invest $10,000 for the time periods
                                  indicated;

                               o You redeem all of your shares at the end of the periods shown;

                               o  Your investment has a 5% return each year; and

                               o The Fund's operating expenses remain the same.

                           Although actual annual returns and Fund operating expenses may be higher or lower, based on these assumptions, your costs would be:

                            1 YEAR      3 YEARS       5 YEARS        10 YEARS
                            ------      -------       -------        --------
                             $399        $817          $1,260         $2,490

SENBANC                    The Fund is a series of the Hilliard Lyons Research
FUND                       Trust (the "Trust"), an open-end management
                           investment company.


                           INVESTMENT OBJECTIVE AND PRINCIPAL TYPES OF
                           INVESTMENTS

                           The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). See, however, "Investment Philosophy" and "Cash Management and Temporary Defensive Investments" below). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least fifty percent (50%) of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least fifty percent (50%) of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund's assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.


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                                        5
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                                  SENBANC FUND
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                           Generally, the equity securities in which the Fund
                           will invest are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. Although the Fund seeks opportunities for long-term capital appreciation, the Banks in which the Fund invests may also pay regular dividends.

                           The Board will provide shareholders of the Fund with at least 60 days prior notice of any change in the Fund's 80% investment policy.


                           INVESTMENT PHILOSOPHY

                           The Advisor uses a VALUE investment style for the Fund. The Advisor seeks to identify the most undervalued Banks on a monthly basis by using an investment model that generates information which allows the Advisor to compare its determinations of current net worth with the underlying market prices of Banks. The investment model considers financial ratios and other quantitative information in evaluating and rating Banks which generally have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

                           The Advisor intends to build the Fund's portfolio by investing a portion of available cash each month, if practicable, in the top ten most undervalued Banks as determined by its investment model. Comparable dollar amounts will be invested in each of the top ten Banks each month, insofar as liquidity of those issues and the liquid resources of the Fund allow. (For example, at the current size of the Fund and its cash position the Fund seeks to invest $3,000,000 per month in the top ten bank stocks as indicated by the model. This amount is allocated evenly among those ten banks. If the cash amount is less than $3,000,000 prior to the Fund investing each month, then no investment is made. The monthly investment target is expected to remain at $3,000,000 until such time as a higher figure can be sustained for at least six consecutive months based on inflows of cash into the Fund. So up to and including $18,000,000 in cash available would indicate a continued rate of investment at $3,000,000 monthly. A cash level of approximately $24,000,000 would be required for the monthly investment rate to move up to $4,000,000, a $30,000,000 cash level for a monthly investment rate of $5,000,000, and so on. This disciplined approach seeks to avoid the weighting of investment in one particular month solely because of an increase in the flow of new money into the Fund.) The Advisor generally does not expect significant turnover within the top ten most undervalued Banks from month to month. Therefore, limited turnover will lead to multiple purchases of the securities of the Banks that stay in the top ten for greater than one month. If ,



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                                        6
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                                  SENBANC FUND
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                           the Fund receives significant net purchasesthis
                           disciplined method of investing may result in the Fund holding a greater percentage of its assets in cash or debt and money market instruments. As a result, THE FUND MAY, FROM TIME TO TIME, HOLD LESS THAN 80% of its net assets in securities of Banks.

                           Generally, securities in the Fund's portfolio will be sold when they are adequately valued (as determined by the investment model) and when the most recent purchase of a Bank's securities has been held for a minimum of twelve months. However, if a Bank has announced a major reorganization (e.g., merger or acquisition), the Fund will generally sell that Bank's securities regardless of the Bank's rating by the investment model or the length of time the Bank's securities have been held by the Fund. If a Bank is no longer evaluated by the investment model for any reason, the Bank's securities will be sold by the Fund. In addition, sales may be made in order to enhance the Fund's cash position in the case of unusually large redemption requests of the Fund's shares or as a temporary defensive measure, and such sales would be of those Bank securities then ranked as least undervalued.

                           The Advisor generally expects the Fund's portfolio to represent Banks of wide geographic dispersion within the United States. In addition, the Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).


                           MAIN RISKS

                           All investments (including those in mutual funds) have risks, and you could lose money by investing in the Fund. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in the equity securities of Banks. Of course, there can be no assurance that the Fund will achieve its objective.

                           Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. Because the Fund's investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than an investment in a fund that does not concentrate in a particular industry. Thus, you should consider an investment in the Fund as only one portion of your overall investment portfolio.

                           MARKET RISK. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.


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                                        7
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                                  SENBANC FUND
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                           INDUSTRY CONCENTRATION RISK. Since the Fund's
                           investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. Healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the financial performance and condition of Banks. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which may limit their activities as well as the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged.

                           NONDIVERSIFICATION RISK. The Fund is NONDIVERSIFIED, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

                           SMALL COMPANY RISK. The Advisor may invest the Fund's assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund's share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.


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                                        8

                                  SENBANC FUND
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                           OTHER TYPES OF INVESTMENTS AND CONSIDERATIONS

                           CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. For cash management purposes, as part of the Advisor's disciplined investment approach or when the Advisor believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may hold part or all of its assets in cash or debt and money market instruments. Except when pursuing such temporary defensive positions in response to cash flows, adverse market, economic, political or other conditions, the Fund's investment in debt, including money market instruments, will not exceed 20% of its net assets. Investments in debt and money market instruments will generally be limited to (1) obligations of the U.S. government, its agencies and instrumentalities; and (2) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's") (see Appendix A to the Statement of Additional Information ("SAI") -- "Description of Securities Ratings").

                           Investments in debt and money market instruments are subject to interest rate risk and credit risk. In general, the market value of debt instruments in the Fund's portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt instruments, there is the risk that an issuer will be unable to make principal and interest payments when due. The risks of these types of investments and strategies are described further in the SAI. To the extent that the Fund holds cash or invests in debt and money market instruments (including for the purpose of pursuing a temporary defensive position), the Fund may not achieve its investment objective.

                           There are also specific restrictions on the Fund's investments. These restrictions are detailed in the SAI.


MANAGEMENT OF              ADVISOR
THE FUND
                           The Advisor, which is located at Hilliard Lyons
                           Center, 501 South Fourth Street, Louisville, Kentucky
                           40202, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. Hilliard
                           Lyons, of which the Advisor is a division, is a registered investment advisor, registered broker-dealer and member firm of the New York Stock
                           Exchange, Inc. ("NYSE"), other principal exchanges and the National Association of Securities Dealers,
                           Inc. ("NASD"). Hilliard Lyons is an indirect, wholly owned subsidiary of The PNC Financial Services Group,
                           Inc. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249
                           Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707.


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                                        9

                                  SENBANC FUND
--------------------------------------------------------------------------------

                           Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854 and has been registered as an investment advisor since 1973. The Advisor also serves as investment advisor to the Hilliard Lyons Growth Fund, Inc., an open-end mutual fund with assets as of September 30, 2002 of approximately $42 million, and to the Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund with assets as of September 30, 2002 of approximately $1.6 billion. As of September 30, 2002, Hilliard Lyons managed individual, corporate, fiduciary and institutional accounts with assets totaling approximately $2.6 billion. Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Advisor is paid a management fee at an annual rate of 0.60% of the Fund's average daily net assets. The Advisor has agreed to waive its management fee and/or reimburse the Trust for expenses such that the Fund's total annual operating expenses for any year do not exceed 1.75% of average daily net assets. This arrangement may be terminated by the Advisor upon notice to the Board of Trustees. For the fiscal year ended June 30, 2002, the Advisor was entitled to receive $193,793. After waivers of $85,556, the Advisor received $108,237 or 0.34% of the Fund's average daily net assets.

                           PORTFOLIO MANAGER

                           Alan F. Morel is the portfolio manager of the Fund and the designer and originator of the proprietary programs that generate The Hilliard Lyons Bank Stock Index, upon which the Fund's investment model is based. Therefore, the investment success of the Fund will depend significantly on the efforts of Mr. Morel. Accordingly, the death, incapacity, removal or resignation of Mr. Morel could adversely affect the Fund's performance. Mr. Morel is a Vice President of Hilliard Lyons and has been employed by Hilliard Lyons as an analyst since 1976. Neither Hilliard Lyons nor the Advisor currently has a written employment agreement with Mr. Morel.


SHAREHOLDER                NET ASSET VALUE
INFORMATION
                           The price of Fund shares is based on the Fund's net asset value. The net asset value is determined as of the close of regular trading on the floor of the NYSE
                           (4:00 p.m., Eastern time) on each day the NYSE is open for trading (referred to herein as a "business day"). Net asset value per share is determined by dividing the difference between the values of the Fund's assets and liabilities by the number of the Fund's shares outstanding. Investments that are traded on an exchange or in the over-the-counter market are valued based on the last sale price as of the close of regular trading on the NYSE. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith under procedures established by, and under the supervision and responsibility of, the Fund's Board of Trustees.


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------


                           HOW TO BUY SHARES

                           GENERAL. Hilliard Lyons located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, Kentucky 40202, is the distributor for the shares of the Fund. You may purchase or redeem Fund shares through a Hilliard Lyons investment broker. In addition, Hilliard Lyons may enter into selling agreements with authorized dealers and financial intermediaries (collectively referred to as "Authorized Dealers"), allowing Fund shares to be purchased and redeemed through such Authorized Dealers. The Fund may modify or waive its purchase and redemption procedures or requirements to facilitate any future selling agreements.

                           INITIAL PURCHASES. Fund shares may be purchased through a Hilliard Lyons investment broker or Authorized Dealer who will open an account, explain the shareholder services available from the Fund and answer any questions. The minimum initial investment for Fund shares is $250, and the minimum additional investment is $100. These minimums may be waived at the discretion of the Fund, and the Fund reserves the right to change its investment minimums without notice.

                           ADDITIONAL PURCHASE POLICIES. After you make your initial investment and your account is established, you may make additional purchases by telephoning your Hilliard Lyons investment broker or Authorized Dealer and placing an order. Purchase orders received by your Hilliard Lyons investment broker prior to "closing time" on any business day are executed at the public offering price determined that day. The public offering price is the Fund's net asset value per share plus the applicable front-end sales charge. Purchase orders received by an Authorized Dealer on any business day are executed at the public offering price determined that day, provided the order is received by the Authorized Dealer and transmitted to the Fund's transfer agent prior to "closing time" on that day. Authorized Dealers are responsible for transmitting purchase orders to the Fund's transfer agent promptly. The failure of an Authorized Dealer to promptly transmit an order may cause the purchase price to be more or less than the amount you otherwise would have paid. Purchase orders received after "closing time" or on a day that is not a business day are priced as of "closing time" on the next succeeding business day. "Closing time" is the close of trading on the NYSE (4:00 p.m., Eastern time) or such other day or time as the Fund's Trustees may establish in the future. The Fund reserves the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

                           You may pay for purchases with checks drawn on domestic offices of U.S. banks or with funds in brokerage accounts maintained with Hilliard Lyons or Authorized Dealers. If your check is subsequently dishonored, your Hilliard

--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                           Lyons investment broker or Authorized Dealer may have the right to redeem your shares and to retain any dividends paid or distributions made with respect to such shares. When your payment is received by a brokerage firm before a settlement date, unless otherwise directed by you, the monies may be held as a free credit balance in your brokerage account and the brokerage firm may benefit from the temporary use of these monies.

                           AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With your authorization and bank approval, your bank account is automatically charged by your Hilliard Lyons investment broker or Authorized Dealer for the amount specified ($100 minimum), which is automatically invested in shares at the public offering price on or about the date you specify. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement showing the current transaction. To participate in the automatic investment plan, contact your Hilliard Lyons investment broker or Authorized Dealer for an authorization agreement, which contains details about the automatic investment plan. If your bank account cannot be charged due to insufficient funds, a stop payment order or the closing of your account, the automatic investment plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the automatic investment plan at any time by notifying your Hilliard Lyons investment broker or Authorized Dealer.

                           RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts ("IRAs"), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Hilliard Lyons investment broker or Authorized Dealer. There may be fees in connection with establishing and maintaining retirement plans. You should consult your tax advisor for specific advice regarding their tax status and the possible benefits of establishing retirement plans.


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------


                           HOW TO SELL (REDEEM) SHARES

                           REDEMPTIONS GENERALLY. You may submit redemption requests to your Hilliard Lyons investment broker or Authorized Dealer in person or by telephone, mail or wire. Redemption requests directed to a Hilliard Lyons investment broker are effected at the net asset value next computed after receipt of the request. Redemption requests directed to an Authorized Dealer are effected at the net asset value next computed after receipt of the request by the Authorized Dealer and transmission of the request to the Fund's transfer agent. Redemption proceeds are credited to your brokerage account for disbursement according to your instructions and will normally be credited to your brokerage account within three business days. Authorized Dealers are responsible for transmitting redemption requests to the Fund's transfer agent promptly. The failure of an Authorized Dealer to promptly transmit a redemption request may cause the redemption proceeds to be more or less than the amount you otherwise would have received.

                           TELEPHONE REDEMPTIONS. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Hilliard Lyons investment broker or Authorized Dealer because of increased telephone volume. Your Hilliard Lyons investment broker or Authorized Dealer may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Hilliard Lyons investment broker or Authorized Dealer reasonably believes that the instructions are genuine.

                           ADDITIONAL INFORMATION ON REDEMPTIONS. If Fund shares were recently purchased, the redemption proceeds will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares requested to be redeemed may be delayed when the purchase check has not cleared, but the delay will be no longer than required to verify that the purchase check has cleared. The Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend or holiday closings, (ii) the Securities and Exchange Commission (the "SEC") has by order permitted such suspension or (iii) an emergency, as defined by the rules of the SEC, exists, making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                           The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

                           Questions about redemption requirements should be referred to your Hilliard Lyons investment broker or Authorized Dealer. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem shareholder accounts of less than $250 in net asset value. Such shareholder accounts will be redeemed only if the balance has decreased below that level as a result of shareholder redemptions and not because of fluctuations in the net asset value of the Fund's shares. If the Fund elects to redeem such shares, your Hilliard Lyons investment broker or Authorized Dealer will notify you of the Fund's intention to do so and provide you with an opportunity to increase the amount so invested to $250 or more within 30 days of the notice.

                           SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders of the Fund whose shares have a minimum net asset value of $10,000. The Withdrawal Plan allows for monthly or quarterly payments to the participating shareholder in amounts not less than $100. Dividends and capital gain distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Withdrawal Plan may be terminated at any time. You should not consider withdrawal payments to be dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividend and capital gain distributions, your original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss you realize must be reported for federal and state income tax purposes. As it generally would not be advantageous to you to make additional investments in the Fund while participating in the Withdrawal Plan, purchases of shares in amounts less than $5,000 by participants in the Withdrawal Plan will not ordinarily be permitted, You should consult your tax advisor regarding the tax consequences of participating in the Withdrawal Plan.


                           DIVIDENDS, DISTRIBUTIONS AND TAXES

                           The following discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You should consult your tax advisor as to the tax consequences of ownership of the Fund's shares.

--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                           REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
                           Dividends and distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless you indicate otherwise to your Hilliard Lyons investment broker or Authorized Dealer.

                           PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund pays its shareholders dividends from its net investment income and distributes from any net capital gains that it has realized. The Fund generally distributes dividends from net investment income and any net realized capital gains at least annually. The Fund intends to distribute at least 98% of any net investment income for the calendar year plus 98% of net capital gains realized from the sale of securities. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

                           TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. Except for those shareholders exempt from federal income taxes, shareholders will be subject to federal income tax at ordinary income tax rates (up to a maximum marginal rate of 38.6% for individuals) on any dividends received that are derived from net investment income and net realized short-term capital gains. Distributions of net realized long-term capital gains, when designated as such by the Fund, are taxable to shareholders as long-term capital gains, regardless of how long shares of the Fund are held. Long-term capital gain distributions made to individual shareholders are currently taxed at the maximum rate of 20%. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31. Dividends and distributions may also be subject to state and local taxes.

                           DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Fund distributions on your income tax return, but rather, when your retirement plan makes payments to you. Special rules may apply to payments from your retirement plans.

                           HOW DISTRIBUTIONS AFFECT THE FUND'S NET ASSET VALUE. Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily net asset value. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a mutual fund held in a taxable account are not value-enhancing and may create income tax obligations.


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                           BUYING A DISTRIBUTION. A distribution paid shortly after you purchase shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.

                           BACKUP WITHHOLDING. Federal income taxes may be required to be withheld ("backup withholding") at a 30% rate from taxable dividends, capital gain distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

                               o You fail to furnish your properly certified
                                 social security or other tax identification number;

                               o You fail to certify that your tax
                                 identification number is correct or that you are not subject to backup withholding due to the under-reporting of certain income; or

                               o The Internal Revenue Service determines that
                                 your account is subject to backup withholding.

                           These certifications should be completed and returned when you open an account with your Hilliard Lyons investment broker or Authorized Dealer. All amounts withheld must be promptly paid to the IRS. You may claim the amount withheld as a credit on your federal income tax return.


DISTRIBUTION               DISTRIBUTION AGREEMENT
ARRANGEMENTS
                           Hilliard Lyons acts as the principal distributor of the Fund's shares pursuant to a distribution agreement (the "Distribution Agreement") with the Fund. Hilliard Lyons receives the sales charges and Rule 12b-1 fees payable with respect to Fund shares.
                           Hilliard Lyons may enter into selling agreements with Authorized Dealers to sell shares of the Fund, and any such Authorized Dealers may also receive the sales charges and Rule l2b-1 fees otherwise payable to Hilliard Lyons with respect to Fund shares which Hilliard Lyons sells through such Authorized Dealers.


                           SALES CHARGES

                           GENERAL. Purchases of the Fund's shares are subject to a front-end sales charge of two and one-quarter percent (2.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term "offering price" includes the front-end sales charge.


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------


                                                                        SALES CHARGE AS A     SALES CHARGE AS A
                                                                          % OF OFFERING        % OF NET AMOUNT
                           AMOUNT OF PURCHASE                                 PRICE               INVESTED
                           --------------------------                   ------------------    ------------------
                           Less than $500,000                                   2.25%                  2.30%
                           At least $500,000 but less than
                            $1,000,000                                          1.75%                  1.78%
                           $1,000,000 or greater                                0.00%                  0.00%

                           No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See "Contingent Deferred Sales Charge on Certain Redemptions" below. Hilliard Lyons may pay a commission at the rate of 1% to Authorized Dealers who initiate and are responsible for purchases of $1 million or more.

                           COMBINED PURCHASE PRIVILEGE. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the "Amount of Purchase." The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The combined purchase privilege is further discussed in the SAI. You may also further discuss the combined purchase privilege with your Hilliard Lyons investment broker or Authorized Dealer.

                           CUMULATIVE QUANTITY DISCOUNT. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if you hold shares having a value of $475,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 1.75%, the rate applicable to a single purchase of $500,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your Hilliard Lyons investment broker or Authorized Dealer.

                           LETTER OF INTENT. If you anticipate purchasing at least $500,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your Hilliard Lyons investment broker or Authorized Dealer. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period,

--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                           the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.

                           SALES CHARGE WAIVERS. The Fund sells shares at net asset value without imposition of sales charge to the following persons: (i) current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee; (ii) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (iii) employees and Trustees of the Fund and registered representatives of Authorized Dealers; (iv) existing advisory clients of the Advisor on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares; (v) investors purchasing shares through a Hilliard Lyons investment broker to the extent that the purchase of such shares is funded by the proceeds from the sale of shares of any mutual fund (for which the investor paid a front-end sales charge) other than a money market fund (a) purchased within three years of the date of the purchase of Fund shares and held for at least six months or (b) purchased at any time and for which Hilliard Lyons was not a selling dealer, provided that in either case the order for Fund shares must be received within 30 days after the sale of the other mutual fund; (vi) trust companies, bank trust departments and registered investment advisors purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or advisor during the subsequent 13-month period totals at least $100,000; (vii) employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants; and (viii) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Hilliard Lyons.

                           In order to take advantage of a sales charge waiver, a purchaser must certify to a Hilliard Lyons investment broker or Authorized Dealer eligibility for a waiver and must notify a Hilliard Lyons investment broker or Authorized Dealer whenever eligibility for a waiver ceases to exist. A Hilliard Lyons investment broker or Authorized Dealer reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible.
--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                           CONTINGENT DEFERRED SALES CHARGE ON CERTAIN
                           REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. The contingent deferred sales charge is further discussed in the SAI.


                           DISTRIBUTION PLAN

                           The Board of Trustees has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 under which the Fund reimburses Hilliard Lyons at an annualized rate of up to 0.60% of the Fund's average daily net assets for distribution expenses actually incurred. Rule 12b-1 of the 1940 Act regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. Pursuant to the Distribution Plan, Hilliard Lyons may be reimbursed for expenses incurred in connection with any activity primarily intended to result in the sale of the Fund's shares. If the amount reimbursed is insufficient to pay the expenses of distribution, Hilliard Lyons bears the additional expenses. Any amount of excess distribution expenses incurred by Hilliard Lyons in any quarter for which Hilliard Lyons is not reimbursed can be carried forward from one quarter to the next but no expenses may be carried over from year to year. Because Rule 12b-1 fees are continually paid out of the Fund's assets, such fees will increase the cost of your investment and may potentially cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

FINANCIAL                  FINANCIAL HIGHLIGHTS
HIGHLIGHTS
                           The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single
                           Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended June 30, 2002 has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request. Information for the fiscal year ended June
                           30, 2001 and the period July 8, 1999 through June 30,
                           2000 was audited by Ernst & Young LLP, the Fund's former independent accountants.



                                                                                                 FOR THE PERIOD
                                                             FOR THE FISCAL    FOR THE FISCAL     JULY 8, 1999*
                                                               YEAR ENDED        YEAR ENDED          THROUGH
                                                              JUNE 30, 2002     JUNE 30, 2001     JUNE 30, 2000
                                                              -------------     -------------     -------------
Net asset value:
   Beginning of period .....................................     $12.05            $ 8.62            $10.00
                                                                 ------            ------             -----
Net investment income ......................................       0.03+             0.18              0.16
Net realized and unrealized gain (loss) on
   investments .............................................       2.38+             3.38             (1.38)
                                                                 ------            ------             -----
Total from investment operations ...........................       2.41              3.56             (1.22)
                                                                 ------            ------             -----
Less distributions from:
Net investment income ......................................      (0.11)            (0.06)            (0.16)
Realized gains on investments ..............................      (0.88)            (0.07)               --
                                                                 ------            ------             -----
Total distributions ........................................      (0.99)            (0.13)            (0.16)
                                                                 ------            ------             -----
Net asset value:
   End of period ...........................................     $13.47            $12.05             $8.62
                                                                 ======            ======             =====
Total Investment Return (excludes sales charge) ............      21.64%            41.64%           (12.20%)**

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets,
   including waivers .......................................       1.75%             1.75%             1.75%***
Ratio of operating expenses to average net assets,
   excluding waivers .......................................       2.01%             2.75%             2.75%***
Ratio of net investment income to average net assets,
   including waivers .......................................       0.13%             1.74%             1.98%***
Ratio of net investment income to average net assets,
   excluding waivers .......................................      (0.13%)            0.74%             0.98%***
Portfolio turnover rate ....................................      40.27%            43.15%            12.93%**
Net assets, end of period (000s omitted) ...................    $49,638           $25,241           $16,773


 *   Commencement of Operations
 **  Not Annualized
 *** Annualized
 +   Calculated based on average shares outstanding

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

   More information on the Fund is available without charge, upon request, including the following:

   ANNUAL/SEMI-ANNUAL REPORTS

   The annual and semi-annual reports to shareholders contain detailed information about the Fund's investment portfolio. The Annual Report includes a discussion of the market conditions and the Fund's investment strategies that significantly affected the Fund's performance during the last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI).

   The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference into this prospectus (meaning that it is legally part of this prospectus).

   TO OBTAIN INFORMATION:

   BY TELEPHONE
   Call 1-800-444-1854

   BY MAIL
   Write to:
   Senbanc Fund
   c/o Hilliard Lyons Research Trust
   501 South 4th Street
   Louisville, Kentucky 40202

   ON THE INTERNET

   Text-only versions of Fund documents (including the SAI) can be viewed online or downloaded from the SEC's EDGAR Database at http://www.sec.gov

   You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov.


                   Investment Company Act File No.: 811-09281